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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 1, 2006

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                  ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
               (Exact Name of Registrant as Specified in Charter)

           BERMUDA                      001-32938              98-0481737
(State or Other Jurisdiction    (Commission File Number)    (I.R.S. Employer
      of Incorporation)                                    Identification No.)

                               43 VICTORIA STREET
                             HAMILTON HM 12, BERMUDA
              (Address of Principal Executive Offices and Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (441) 278-5400

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On November 1, 2006, Allied World Assurance Company Holdings, Ltd and Allied World Assurance Company, Ltd (together, the "Company") entered into employment agreements with the following senior officers: Scott A. Carmilani, G. William Davis, Jr., David A. Bell, Daniel Brandon, Joan H. Dillard, Wesley D. Dupont, Frank N. D'Orazio and L. Michael McCrimmon (each, an "Executive"). A copy of the form of employment agreement (the "Employment Agreement") is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The description of the Employment Agreement contained herein is qualified in its entirety by reference to the Employment Agreement.

     Under their respective Employment Agreements, each Executive receives an enumerated base salary, which may be increased only upon approval of the Board of Directors of the Company (the "Board"), and a discretionary annual cash bonus. The base salary for Messrs. Carmilani and Davis, who are included as named executive officers in the Company's Proxy Statement for the 2006 Annual General Meeting of Shareholders, is $550,000 and $325,000, respectively. Apart from name, title, base salary and housing allowance, the employment agreements for Messrs. Carmilani and Davis are identical to the Employment Agreement attached hereto as Exhibit 10.1. The Employment Agreement provides for a cost of living allowance in addition to base salary, financial and tax planning, expense reimbursement for housing, club membership fees for a club in Bermuda and other business expenses, subject to applicable limits set forth in each Employment Agreement and the policies of the Company as approved from time to time by the Board.

     Under the Employment Agreement, during the term of employment and ending on the 24-month anniversary following any termination of employment, the Executive is subject to a non-interference covenant. Generally, the non-interference covenant prevents the Executive from soliciting or hiring employees or other service providers of the Company or its subsidiaries and from inducing any customer, supplier, licensee or other business relation of the Company or its subsidiaries to cease doing business with, or reduce the amount of business conducted with the Company or its subsidiaries, or in any other manner interfering with the Company's or its subsidiaries' relationship with these parties. During the term of employment and ending following the Non-Compete Period (as defined below), the Executive is subject to a non-competition covenant. Generally, the non-competition covenant prevents the Executive from engaging in activities that are competitive with the business of the Company or its subsidiaries in certain jurisdictions. The Employment Agreement also contains standard confidentiality and assignment of inventions provisions. In addition, the Employment Agreement provides that the Company shall generally indemnify the Executive to the fullest extent permitted by Bermuda law, except in certain limited circumstances.

     The "Non-Compete Period" shall mean (i) in the case of the Executive's termination of employment by the Company with Cause (as defined in the Employment Agreement), ending on the date of such termination; (ii) in the case of the Executive's termination of employment by the Company without Cause or by the Executive for Good Reason (as defined in the Employment Agreement), ending on the 24-month anniversary of the date of such termination; and (iii) in the case of the Executive's termination of employment by the Executive without Good Reason or as a result of a Disability (as defined in the Employment Agreement), ending on the date of such termination; provided, however, in the case of clause
(iii) above, the Company may elect to extend the Non-Compete Period up to an additional 12 months following the date of such termination, during which period the Company shall be required to continue to pay the Executive his or her base salary and provide coverage under the Company's health and insurance plans (or the economic equivalent of such coverage, including its cash value).

     The Employment Agreement terminates upon the earliest to occur of (i) the Executive's death, (ii) a termination by reason of a Disability, (iii) a termination by the Company with or without Cause and (iv) a termination by the Executive with or without Good Reason. Upon any termination of the Executive's employment for any reason, except as may otherwise be requested by the Company in writing and agreed upon in writing by the Executive, the Executive shall resign from any and all directorships, committee memberships or any other positions the Executive holds with the Company or any of its subsidiaries.

     Upon termination of an Executive's employment with the Company for any reason, including a termination by the Company with Cause or by the Executive without Good Reason, the Executive shall be entitled to all Accrued Obligations (as defined in the Employment Agreement). Upon termination of the Executive's employment due to his or her death or Disability, the Executive (or his or her estate or beneficiaries), in addition to all Accrued Obligations, shall be entitled to any (i) unpaid annual bonus in respect to any completed fiscal year prior to such


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termination, (ii) a pro rata annual bonus if such termination occurs during a fiscal year and (iii) vesting, as of the date of termination, in the number of equity-based awards that otherwise would have vested during the one-year period immediately following such termination.

     Upon termination of an Executive's employment by the Company without Cause or by the Executive with Good Reason, in addition to any Accrued Obligations and unpaid annual bonus, the Executive shall receive (i) an amount equal to the Severance Multiplier (as defined below) multiplied by the sum of the Executive's base salary and annual bonus to be paid in substantially equal monthly installments over the period ending on the date commencing on the termination date and ending one day prior to two and one-half months following the end of the Company's fiscal year in which such termination occurs, (ii) continuation of coverage under the Company's health and insurance plans (or the economic equivalent of such coverage, including its cash value) for a period of years equal to the Severance Multiplier and (iii) vesting, as of the date of termination, in the number of equity-based awards that otherwise would have vested during the two-year period immediately following such termination. The "Severance Multiplier" shall equal two, or if the Executive's termination occurs within the 12-month period following a Change in Control (as defined in the Employment Agreement), the Severance Multiplier shall equal three. The Company may require the Executive to execute a general release prior to payment of any amount or provision of any benefit as a result of termination of employment by the Company without Cause or by the Executive for Good Reason.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (D) EXHIBITS.

Exhibit No.   Description
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
    10.1      Form of Employment Agreement.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ALLIED WORLD ASSURANCE COMPANY
                                        HOLDINGS, LTD


DATED: November 3, 2006                 By: /s/ Wesley D. Dupont
                                            ------------------------------------
                                        Name: Wesley D. Dupont
                                        Title: Senior Vice President and General
                                               Counsel


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                                  EXHIBIT INDEX

Exhibit No.   Description
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
    10.1      Form of Employment Agreement.


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